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                                                        EXHIBIT 10

                           ARTHUR ANDERSEN LLP




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-86330 for Hartford Life and Annuity Insurance Company Separate Account Six on Form N-4.

                  /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998